UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2025 (August 21, 2025)

INOTIV, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE,INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (765) 463-4527
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	NOTV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

Securities Class Action and Derivative Actions

On September 25, 2025, Inotiv, Inc. (the “Company”) entered into a Stipulation and Agreement of Settlement to settle the securities class action pending in the United States District Court for the Northern District of Indiana, captioned In re Inotiv, Inc. Securities Litigation, Case No. 4:22-cv-00045-PPS-JEM (the “Securities Class Action” and the proposed settlement, the “Proposed Securities Settlement”).

The Company entered into the Proposed Securities Settlement to eliminate the uncertainty, burden, and expense of protracted litigation. The Proposed Securities Settlement does not assign or reflect any admission of wrongdoing or liability by the Company or the individual defendants, all of whom deny any wrongdoing. The Proposed Securities Settlement is subject in all respects to court approval and there can be no assurance that the court will approve the Proposed Securities Settlement.

If approved by the court, the Proposed Securities Settlement will fully resolve the Securities Class Action claims against the Company and the individual defendants Robert Leasure, Jr., Beth Taylor, John Sagartz, and Carmen Wilbourn. As consideration for the Proposed Securities Settlement, the Company will cause to be paid a cash settlement payment of $8,750,000 (“Cash Payment”) to the members of the putative class, which is expected to include all persons and entities who purchased or otherwise acquired shares of the Company’s common stock between September 21, 2021 and May 20, 2022 or who held shares of the Company’s common stock and were entitled to vote on matters necessary to effectuate the Company’s acquisition of Envigo RMS, LLC at a special meeting of the Company’s shareholders on November 4, 2021 (subject to certain exclusions). Plaintiff will seek attorneys’ fees and costs, the amount of which will be determined by the court and funded from the Cash Payment. The Company expects the Cash Payment to be fully funded by available insurance.

Also on September 25, 2025, the Company reached an agreement in principle to settle the consolidated derivative action pending in the United States District Court for the Northern District of Indiana, captioned In re Inotiv Stockholder Derivative Litigation, Case No. 4:22-cv-64-PPS-AZ, and the consolidated derivative litigation pending in the State of Indiana Tippecanoe County Circuit Court, captioned Whitfield v. Gregory C. Davis, et al., Case No. 79C01-2304-PL-000048 (Tippecanoe Circuit Court) (together, the “Derivative Actions” and the proposed settlement, the “Proposed Derivative Settlement”). The Company agreed to the Proposed Derivative Settlement to eliminate the uncertainty, burden, and expense of protracted litigation. The Proposed Derivative Settlement does not assign or reflect any admission of wrongdoing or liability by the individual defendants or the Company as the nominal defendant, all of whom deny any wrongdoing. The Proposed Derivative Settlement is subject in all respects to court approval and there can be no assurance that the court will approve the Proposed Derivative Settlement.

If approved by the court, the Proposed Derivative Settlement will fully resolve the two consolidated derivative lawsuits, including all claims against individual defendants Robert W. Leasure, Beth A. Taylor, Gregory C. Davis, R. Matthew Neff, Richard A. Johnson, John E. Sagartz, Nigel Brown, Scott Cragg, and Carmen Wilbourn, and the Company as a nominal defendant. The Proposed Derivative Settlement credits the plaintiffs in the Derivative Actions for the fact that the Company will receive $2,490,000 from certain of its insurers to facilitate the resolution of the Securities Class Action, which amount will be utilized by the Company as part of the Cash Payment to the members of the putative class in the Proposed Securities Settlement. The Proposed Derivative Settlement also involves the institution and maintenance of certain corporate governance measures by the Company, including, for a period of at least five years, having a separate Chief Executive Officer and Board Chairperson, maintaining a fully independent Board Chairperson, instituting certain guidelines for due diligence conducted in any future mergers and acquisitions, and maintaining a disclosure committee. Plaintiffs in the Derivative Actions will, in addition, seek attorneys’ fees, the amount of which will not exceed $2,250,000 and will be subject to court approval. The Company expects any award of attorneys’ fees to be funded by available insurance.

As disclosed in the Company’s Quarterly Report on Form 10-Q filed on August 7, 2025, as of June 30, 2025, the Company had recorded a $10.0 million liability, and a $10.0 million receivable, related to the Securities Class Action and the Derivative Actions. As a result of the amounts included in the Proposed Securities Settlement and the Proposed Derivative

Settlement described above, the Company anticipates that it will increase the liability, and the related receivable, to $11.0 million as of September 30, 2025.

Privacy Class Actions

The Company has been named as a defendant in three putative class actions relating to the cybersecurity incident reported in the Current Report on Form 8-K filed by the Company on August 18, 2025 (the “2025 Cybersecurity Incident”) pending in the United States District Court for the Northern District of Indiana: (1) Doyal v. Inotiv, Inc., Case No. 4:25-cv-00046 (filed on August 21, 2025); (2) Merrell v. Inotiv, Inc., Case No. 4:25-cv-00047 (filed on August 25, 2025); and (3) Wagner v. Inotiv, Inc., Case No. 4:25-cv-00049 (filed on September 2, 2025). The complaints filed in each action generally allege that the plaintiffs and the proposed class members were harmed when their personally identifying information and protected health information (together, “Private Information”) was impacted by the 2025 Cybersecurity Incident. The purported class includes all persons in the United States whose Private Information allegedly was impacted by the 2025 Cybersecurity Incident. The complaints seek (i) an order certifying the cases as class actions, (ii) unspecified amounts of monetary damages, restitution, punitive damages, attorneys’ fees and costs, and (iii) certain injunctive or equitable relief relating to (a) the safeguarding of proposed class members’ Private Information, and (b) the implementation of technical and administrative cybersecurity programs, procedures and controls.

Update on Cybersecurity Incident

The 2025 Cybersecurity Incident has caused, and is expected to continue to cause, disruptions to certain business operations of the Company. The Company has restored availability and access to most of the Company’s networks and systems. While the Company is working diligently to restore additional affected functions and systems access, the timeline for completion of restoration efforts is not yet known. The Company continues to accept, and execute on, requests for delivery of its products and services.

The Company’s investigation of the 2025 Cybersecurity Incident is ongoing, and the full scope, nature and impacts, including operational and financial impacts, of the incident are not yet known. Accordingly, the Company has not yet determined whether the 2025 Cybersecurity Incident is reasonably likely to have a material impact on the Company.

Update on Strategic Review of Capital Structure

The Company recently engaged Perella Weinberg Partners to provide general financial advisory and investment banking services to assist the Company in exploring potential debt refinancing alternatives.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, the terms of the Proposed Securities Settlement and the Proposed Derivative Settlement, including the potential payment of attorneys’ fees and the availability of insurance proceeds for such settlements, future corporate governance measures, the anticipated amounts of the Company recorded liability and receivable related to the Securities Class Action and the Derivative Actions, the Company's assessment of the 2025 Cybersecurity Incident, ongoing or potential impacts, and efforts of the Company related to the incident, and the Company’s anticipated strategic review of its balance sheet and capital structure. These forward-looking statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: (a) the Proposed Securities Settlement and the Proposed Derivative Settlement not having the expected impact, including resolving the Securities Class Action and the Derivative Actions; (b) the Company’s ability to satisfy all the conditions of the Proposed Securities Settlement and the Proposed Derivative Settlement on the anticipated timeline or at all; (c) the Proposed Securities Settlement and the Proposed Derivative Settlement not being approved by the applicable courts; (d) the Proposed Securities Settlement and the Proposed Derivative Settlement requiring more activity or expense than expected, including as it may affect the Company’s related recorded liability; (e) the Company’s ability to overcome any objections or appeals regarding the Proposed Securities Settlement and the Proposed Derivative Settlement; (f) the Company’s ability to successfully implement the corporate governance measures set forth in the Proposed Derivative Settlement; (g) any ongoing disruptions of the Company’s systems as a result of the 2025 Cybersecurity Incident; (h) the results of the Company’s analysis of the scope and details of the data that the threat actor accessed; (i) release by the threat actor of any of the Company’s data, including third party data held by the Company, or the use of any such data for any fraudulent purposes; (j) potential adverse impact of the incident on the Company's results of operations, including revenue, operating income and cash flows from operations, and on its financial condition, including liquidity; (k) litigation related to the 2025 Cybersecurity Incident; (l) potential adverse effects on the Company’s relationships with customers, suppliers and other third parties as a result of the 2025 Cybersecurity Incident; (m) reputational risk related to the 2025 Cybersecurity Incident; (n) regulatory scrutiny of the 2025 Cybersecurity Incident; (o) the Company’s inability to refinance its existing indebtedness on acceptable terms, or at all; and (p) satisfactory resolution of pending and any future litigation or other disagreements with others. Additional risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements are described under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024, filed with the Securities and Exchange Commission (the “SEC”) on November 20, 2024, as updated or supplemented by subsequent reports that the Company has filed or will file with the SEC.

You should not rely upon forward-looking statements as predictions of future events. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Any forward-looking statement made by the Company is based only on information currently available and speaks only as of the date on which it is made. In light of the uncertainties inherent in any forward-looking statement, the inclusion of a forward-looking statement herein should not be regarded as a representation by the Company that its plans and objectives will be achieved. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INOTIV, INC.

Date:	September 25, 2025	By:	/s/ Beth A. Taylor
Chief Financial Officer,
Executive Vice President